AMERITAS VARIABLE LIFE INSURANCE COMPANY
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2

           Supplement to OVERTURE MEDLEY! Prospectus Dated May 1, 2001
                       Supplement Dated December 31, 2001

The changes to the Prospectus identified in this Supplement all relate to necessary Policy changes and available options for a Policy to be issued after January 1, 2002 as a tax sheltered annuity pursuant to Internal Revenue Code
Section 403(b).

1.
The following changes are made to the FEE TABLES schedule of charges at page 6:

------------------------------------------------------------------------------------- ---------------- ---------------

 X   =  Base Policy Fees.                                                                  Current       Guaranteed
                                                                                                          Maximum
 X   =  Optional Feature Fees.                                                               Fee            Fee

-------------------------------------------------------------------------------
TRANSACTION FEES
--------------------------------------------------------------- ---------------
WITHDRAWAL CHARGE The Fee for the withdrawal charge feature is deducted monthly from Policy value to equal the annual % shown.
             ------------------------------------------------------
The withdrawal charge is deducted as a % of each premium withdrawn.

                                                 Years since receipt of premium

                                         1    2    3     4   5      6    7     8    9    10+
                                      ---- ----- ---- ---- ----- ---- ----- ---- ---- ------

                                                                                              ------------------------
X        403(b) TSA Endorsement         8%    8%   8%   7%    6%   5%    3%   0%    -     -        See 403(b) TSA
         7-Year Withdrawal Charge                                                                Endorsement fee, below
                                      ---- ----- ---- ---- ----- ---- ----- ---- ---- ------
------------------------------------------------------------------------------------- ---------------- ---------------
                                                                                              $25             $40
LOAN ORIGINATION FEE on Policies issued after 1/1/02 with the 403(b) Tax
    Sheltered Annuity Endorsement (not applicable to Policies issued prior to
    1/1/02). Waived if loan repayment is established on an automatic basis.
----------------------------------------------------------------------------------------------------------------------
ANNUAL POLICY FEE Waived if Policy value is at least $50,000 on a Policy anniversary.
----------------------------------------------------------------------------------------------------------------------
X       Optional MINIMUM INITIAL PREMIUM features ANNUAL POLICY FEE
        Waived for 403(b) Policies issued with the 403(b) Minimum Initial
        Premium Rider in Policy years when total annual net premium                           $36             $40
        (premiums less withdrawals) is $2,000 or greater.
---------------------------------------------------------------------------------------------------------------------
MORE RIDER/ENDORSEMENT FEATURE FEES Deducted monthly from Policy value to equal the annual % shown.
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------- ---------------- ---------------

X  403(b) TAX SHELTERED ANNUITY ENDORSEMENT REQUIRED for 403(b) Policies issued after 1/1/02. Includes 403(b) TSA Endorsement 7-Year Withdrawal Charge
   schedule in all states except TX, SC and WA; in those states the base Policy              0.20%           0.40%
   9-Year Withdrawal Charge schedule applies. Also includes loan feature, and waiver of withdrawal charge upon disability or separation from service after the ninth Policy year anniversary.

------------------------------------------------------------------------------------- ---------------- ---------------

X        Optional TSA MINIMUM INITIAL PREMIUM RIDER   Waived once Policy value is            0.35%           0.60%
   at least $50,000 on a Policy year anniversary.
------------------------------------------------------------------------------------- ---------------- ---------------
                                                                                             0.15%           0.25%
X        Optional 403(b) HARDSHIP WAIVER RIDER
------------------------------------------------------------------------------------- ---------------- ---------------
X  Optional TSA NO WITHDRAWAL CHARGE RIDERS
   - Large Case(Initial premium is $25,000 or greater.)                                      0.20%           0.45%
   - Small Case(Initial premium is less than $25,000.)When Policy value is $50,000 or less...0.30%           0.55%
                                                       Once Policy value exceeds $50,000...  0.20%           0.45%
------------------------------------------------------------------------------------- ---------------- ---------------

2. The Examples of Expenses table beginning on page 9 is changed by adding the following as a second version of this table, applicable to 403(b) TSA policies only:

     EXAMPLES OF EXPENSES FOR 403(b) TSA POLICIES. The following chart shows the overall expenses you would pay under a 403(b) TSA Policy under certain assumptions on a $1,000 investment with a hypothetical 5% annual return on assets, and assuming the entire $1,000 is invested in the Subaccount listed. In total, these examples assume maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee (although our current base Policy fee is $0), the maximum charge of 0.40% for the required 403(b) TSA Endorsement, 2.35% of other Policy value annual expenses for the most expensive of each optional feature (the Minimum Initial Premium, 15%+ carryover free withdrawal, 5-year withdrawal charge, and "greater of" guaranteed minimum death benefit optional features), plus the underlying portfolio 2000 expenses. If you select fewer or less expensive optional features, your expenses could be less than shown. If our current fees are less than the guaranteed maximum fees, your expenses could also be less than shown. The examples assume that the fee waiver and expense reimbursement limits set forth in the chart above will continue for the period shown, but do not reflect any premium tax charge which may apply. The example amounts are illustrative only, and should not be considered a representation of past or future expenses. Your actual expenses may be greater or less than those shown in the chart.

                          for 403(b) TSA Policies only

 -------------------------------------------------------------------------------
                                      Surrender Policy at the     Annuitize Policy at the     Policy is neither
                                      the end of the time         the end of the time         surrendered nor
                                      period.($)                  period. ($                 annuitized.($)


Variable Investment Option           1 Yr  3 Yr   5 Yr  10 Yr  1 Yr   3 Yr  5 Yr   10 Yr  1 Yr  3 Yr  5 Yr   10 Yr
 -------------------------------------------------------------------------------------------------------------------
                ALGER
 Alger American Balanced              $128  $223   $299  $482   $128   $143  $239   $482   $48   $143  $239   $482
 Alger American Leveraged AllCap      $128  $224   $300  $483   $128   $144  $240   $483   $48   $144  $240   $483
          AMERICAN CENTURY
 VP Income & Growth                   $126  $218   $291  $468   $126   $138  $231   $468   $46   $138  $231   $468
  AMERITAS PORTFOLIOS (subadvisor)
 Ameritas Growth (Fred Alger)         $128  $224   $300  $483   $128   $144  $240   $483   $48   $144  $240   $483
 Ameritas Income & Growth (Fred
 Alger)                               $127  $221   $295  $474   $127   $141  $235   $474   $47   $141  $235   $474
 Ameritas MidCap Growth (Fred Alger)  $128  $225   $302  $486   $128   $145  $242   $486   $48   $145  $242   $486
 Ameritas Small Capitalization
 (McStay)                             $129  $227   $305  $491   $129   $147  $245   $491   $49   $147  $245   $491
 Ameritas Micro Cap (Babson)          $134  $241   $327  $528   $134   $161  $267   $528   $54   $161  $267   $528
 Ameritas Money Market (Calvert)      $123  $209   $276  $440   $123   $129  $216   $440   $43   $129  $216   $440
 Ameritas Emerging Growth (MFS Co.)   $128  $225   $303  $487   $128   $145  $243   $487   $48   $145  $243   $487
 Ameritas Growth With Income (MFS
 Co.)                                 $129  $226   $304  $489   $129   $146  $244   $489   $49   $146  $244   $489
 Ameritas Research (MFS Co.)          $128  $226   $303  $488   $128   $146  $243   $488   $48   $146  $243   $488
 Ameritas Select (Oakmark)            $134  $241   $327  $528   $134   $161  $267   $528   $54   $161  $267   $528
 Ameritas Index 500 (State Street)    $123  $209   $277  $442   $123   $129  $217   $442   $43   $129  $217   $442
           CALVERT SOCIAL
 CVS Social Balanced                  $128  $223   $299  $482   $128   $143  $239   $482   $48   $143  $239   $482
 CVS Social International Equity      $134  $241   $328  $530   $134   $161  $268   $530   $54   $161  $268   $530
 CVS Social Mid Cap Growth            $130  $230   $310  $500   $130   $150  $250   $500   $50   $150  $250   $500
 CVS Social Small Cap Growth          $135  $244   $331  $536   $135   $164  $271   $536   $55   $164  $271   $536
      FIDELITY(Service Class 2)
 VIP Asset Manager                    $125  $216   $287  $461   $125   $136  $227   $461   $45   $136  $227   $461
 VIP Asset Manager: Growth            $126  $218   $291  $467   $126   $138  $231   $467   $46   $138  $231   $467
 VIP Contrafund                       $126  $217   $290  $465   $126   $137  $230   $465   $46   $137  $230   $465
 VIP Equity-Income                    $125  $214   $285  $457   $125   $134  $225   $457   $45   $134  $225   $457
 VIP Growth                           $125  $217   $289  $464   $125   $137  $229   $464   $45   $137  $229   $464
 VIP High Income                      $126  $218   $291  $466   $126   $138  $231   $466   $46   $138  $231   $466
 VIP Investment Grade Bond            $124  $214   $284  $455   $124   $134  $224   $455   $44   $134  $224   $455
 VIP Overseas                         $128  $224   $300  $483   $128   $144  $240   $483   $48   $144  $240   $483
            INVESCO FUNDS
 VIF Dynamics                         $130  $229   $309  $498   $130   $149  $249   $498   $50   $149  $249   $498
                 MFS
 Global Governments                   $128  $224   $301  $484   $128   $144  $241   $484   $48   $144  $241   $484
 New Discovery                        $129  $228   $307  $496   $129   $148  $247   $496   $49   $148  $247   $496
 Utilities                            $128  $224   $301  $484   $128   $144  $241   $484   $48   $144  $241   $484
           MORGAN STANLEY
 Emerging Markets Equity              $137  $249   $339  $550   $137   $169  $279   $550   $57   $169  $279   $550
 Global Value Equity                  $130  $231   $311  $502   $130   $151  $251   $502   $50   $151  $251   $502
 International Magnum                 $131  $232   $313  $505   $131   $152  $253   $505   $51   $152  $253   $505
 U.S. Real Estate                     $130  $229   $309  $499   $130   $149  $249   $499   $50   $149  $249   $499
          SALOMON BROTHERS
 Variable Capital                     $129  $227   $305  $491   $129   $147  $245   $491   $49   $147  $245   $491
       SUMMIT PINNACLE SERIES
 Nasdaq-100 Index                     $125  $217   $289  $463   $125   $137  $229   $463   $45   $137  $229   $463
 Russell 2000 Small Cap Index         $126  $219   $293  $471   $126   $139  $233   $471   $46   $139  $233   $471
 S&P MidCap 400 Index                 $125  $216   $287  $460   $125   $136  $227   $460   $45   $136  $227   $460
            THIRD AVENUE
 Third Avenue Value                   $132  $235   $318  $514   $132   $155  $258   $514   $52   $155  $258   $514

          These examples reflect Separate Account and 2000 underlying portfolio expenses. The $40 guaranteed maximum annual Policy fee is reflected in these examples, based on an average 403(b) TSA Policy value of $50,000; however we do not currently charge the Policy Fee. Premium taxes may also apply.

 ------------------------------------------------------------------------------
3.
The Initial Premium provision at page 11 is changed as follows, and the X Optional Minimum Initial Premium Feature provision is deleted:

    Initial Premium

o     The only premium required.  All others are optional.
o Must be at least $25,000. If you purchase the optional Minimum Initial Premium Rider or TSA Minimum Initial Premium Rider, initial premium must be at least $2,000 for all policies except 403(b) tax sheltered annuity policies. The initial premium for a 403(b) policy may be as low as $0 so long as the annualized planned premium is at least $600 and the minimum modal premium is at least $50. We have the right to change these premium requirements.

4.
The Optional Features provision listing at page 14 is changed by adding the following:

Optional Feature                                                  Prospectus Section Where It Is Covered
----------------                                                  --------------------------------------
X 403(b) Tax Sheltered Annuity Endorsement                        APPENDIX B: Tax Qualified Plan Disclosures
     (REQUIRED for 403(b) Policies)

Charges for each of the optional features are shown in this prospectus' FEE TABLES section.

5.
The FEES section WITHDRAWAL CHARGE provision table at page 19 is changed by adding the following:

                                                  Years since receipt of premium
                                                  ----- ------ ----- ------ ------ ----- ------ ----- ------ ------
         (% of each premium withdrawn)              1      2     3      4      5     6      7     8      9     10+
         ---------------------------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ------
         ---------------------------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ------
         x  403(b) TSA Endorsement 7-Year           8%    8%     8%    7%     6%     5%    3%     0%     0%     0%
         Withdrawal Charge (in all states
         except SC,TX  and WA, where the base
         Policy 9-Year Withdrawal Charge
         applies)
         ---------------------------------------- ----- ------ ----- ------ ------ ----- ------ ----- ------ ------

and by adding the following:
        Any withdrawal charges applicable to your Policy will be waived upon withdrawals: (a) upon your separation of service after 9 years from the Policy Date; (b) after your age 59 1/2; (c) due to your disability within the meaning of Code Section 72(m)(7) prior to your age 65.

6.
The FEES section X Optional Withdrawal Charge Features provision at page 19 is changed by adding disclosure that the 403(b) TSA Endorsement 7-Year Withdrawal Charge is offered as part of the 403(b) Tax Sheltered Annuity Endorsement required for a Policy to be issued as part of an IRC 403(b) plan; there is a charge for that endorsement, discussed below.

7.
The FEES section X Optional Free Withdrawal Features provision at page 19 is changed by adding disclosure that the TSA No Withdrawal Charge Riders have current fees which are deducted monthly from Policy value to equal this annual percentage of Policy value: 0.20% for Large Cases (where the initial premium is $25,000 or greater); 0.30% for Small Cases (where the initial premium is less than $25,000) until the Policy value exceeds $50,000 on a Policy year anniversary, when the fee reduces to 0.20%. This provision is further revised by adding disclosure that the 403(b) Hardship Waiver Rider has current fees deducted monthly from Policy value equal to 0.15%. These optional feature fees continue as long as the Policy is in force.

8.
The FEES section Annual Policy Fee provision at page 20 is changed by adding disclosure that, for the optional Minimum Initial Premium feature for TSA Policies, we will also waive the Annual Policy Fee for Policy Years when total net premium (premium less withdrawals) is $2,000 or greater. Note that this fee is waived if Policy value is at least $50,000 on a Policy anniversary.

9.
The FEES section Optional Features' Fees provision at page 20 is changed by adding the following:

Optional Feature                                                  Prospectus Section Where It Is Covered
----------------                                                  --------------------------------------
Y 403(b) Tax Sheltered Annuity Endorsement                        APPENDIX B: Tax Qualified Plan Disclosures

     (REQUIRED for 403(b) Policies) and LOANS Charges for each of the optional features are shown in this prospectus' FEE TABLES section.

10.
The POLICY DISTRIBUTIONS section Y Optional Free Withdrawal Features provision at page 22 is changed: (1) by replacing the first paragraph first sentence with the following:

         You may elect, for a charge, one of the following optional features allowing access to certain Policy value without being subject to withdrawal charges.

and, (2) by adding the following:

         Y Optional 403(b) Hardship Waiver Rider.
           -------------------------------------
         This Rider, available only for Policies issued pursuant to a 403(b) Plan and which can only be attached to the Policy at issue, waives Withdrawal Charges for withdrawals of Policy value made while the Owner/Annuitant is suffering a hardship as defined under applicable law.

         Y Optional TSA No Withdrawal Charge Riders.
           ----------------------------------------
         These Riders, available only for Policies issued as tax sheltered annuities and which can only be attached to the Policy at issue, allow the Policy to be issued without any withdrawal charges.

11.

The LOANS section at page 22, first paragraph, second sentence is deleted and the following is added to the end of that paragraph:

         On Policies issued after 1/1/02 with the 403(b) Tax Sheltered Annuity Endorsement, we may charge a fee (currently $25; guaranteed maximum is $40) for each loan as loan origination expenses; however, this fee will be waived if loan repayment is established on an automatic basis. (This charge does not apply to Policies issued prior to 1/1/02.)

The LOANS section is further amended to reflect that the minimum loan amount is $1,000.

12.

The TAX MATTERS section Taxation of Qualified Policies provisions at page 28 are changed by adding:
           o 403(b) Plan Tax-Sheltered Annuities under Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a policy that will provide an annuity for the employee's retirement. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Policy includes optional guaranteed minimum death benefits that in some cases may exceed the greater of the purchase payments or the Policy value. The standard death benefit could be characterized as an incidental benefit, the amount of which is limited in a tax-sheltered annuity. Because the guaranteed minimum death benefit may exceed this limitation, individuals using the Policy in connection with such plans should consult their tax adviser.

13.
APPENDIX B, page B:10 is deleted and replaced with the following:

OPTIONS & DISCLOSURE                                       403(b) TAX-SHELTERED
AMERITAS VARIABLE LIFE INSURANCE COMPANY                       ANNUITY  ("TSA")
(we, us, our, the Company)                                               POLICY
                    for annuity policies issued as a:

         If the Policy is purchased by you or your employer as part of a retirement plan under Internal Revenue Code (IRC) Section 403(b), your Policy must be issued with our 403(b) Tax Sheltered Annuity Endorsement (for policies issued prior to 1/1/02) or 403(b) Tax Sheltered Annuity Endorsement (for policies issued on or after 1/1/02). In addition to the benefits afforded as a tax-qualified retirement plan under IRC 403(b), these Endorsements amend your Policy to ensure compliance with IRC requirements and to provide certain additional benefits. If your 403(b) Policy was issued on or after 1/1/02, you also have the option to elect, for a charge, several other optional rider benefits for your Policy. This prospectus provides a summary of those benefits and restrictions; refer to the Policy and Riders themselves for a full description. In addition to information provided in the main body of this prospectus, you should note the following:

[ ]        TAX SHELTERED ANNUITY ENDORSEMENT (Policies issued prior to 1/1/02)
         403(b) TAX SHELTERED ANNUITY ENDORSEMENT (Policies issued after 1/1/02)

         This Endorsement is required if your Policy is to be issued as a tax-qualified Policy pursuant to Code Section 403(b). There is a charge for the Endorsement which is described in this prospectus' FEES and FEE TABLES sections and which continues for the life of your Policy.

o        Withdrawal Charges
         For a 403(b) TSA Policy issued after 1/1/02 (except in South Carolina, Texas and Washington), applicable withdrawal charges are pursuant to the 403(b) TSA Endorsement 7-year withdrawal charge schedule described in this Prospectus' FEES section Withdrawal Charge provision.

         We will waive withdrawal charges for distributions:
          o upon the Owner's separation of service after the ninth Policy year anniversary; and
          o due to the Owner's disability within the meaning of Code Section 72(m)(7).

o        Premiums
         Premiums or contributions under the Policy must be remitted by the Employer. You may, with our agreement, (i) transfer to the Policy any amount held under a contract or account that meets the requirements of Code Section 403(b) ("Transferred Funds"), or (ii) roll over contributions from a contract or account that meets the requirements of Code Sections 403(b) or 408(d)(3)(A)(iii). If you make a transfer as described in (i) above, you must tell us the portion, if any, of the Transferred Funds which are (a) exempt from the payment restrictions described below and (b) eligible for delayed distribution under the Required Minimum Distribution provision below. If you do not tell us, then we will treat all such amounts as being subject to the applicable tax restrictions. Any Transferred Funds from a contract not issued by us will be reduced by the amount of any tax charge that applies, as we determine.

         Contributions to the Policy are limited to your exclusion allowance for the year computed as required by Code Sections 403(b), 415, and 402(a). Unless this Policy is purchased under an ERISA Plan and "employer contributions" may be made, all contributions are made by your Employer under a salary reduction agreement you enter into with your Employer. Your salary reduction contributions are "elective deferrals" and cannot exceed the elective deferral limitations under Code Section 415 which apply to this Policy and all other plans, contracts or arrangements with your Employer. If contributions to the Policy inadvertently cause the excess deferral limit to be violated, such deferrals must be distributed by April 15 of the following calendar year, subject to any Policy withdrawal charge that may be applicable.

         Notwithstanding any provision of the Policy to the contrary, premium payments will be permitted with respect to qualified military service in accordance with the requirements of Code Section 414(u), if applicable, and limited to limits imposed by Code Section 403(b).

         We reserve the right to reject or refund any premium when we believe doing so is necessary for the Policy to comply with Code Section 403(b) or the Plan.

o        Loans
         For 403(b) TSA Policies issued after 1/1/02, we may charge a reasonable fee (currently $25; guaranteed maximum is $40) for each loan as loan origination expenses; however, this fee will be waived if loan repayment is established on an automatic basis.

         Other loan provisions are described in this Prospectus' DISTRIBUTION section Loans provision.

o        Distributions
         When Annuity Income Payments Begin
         Your selection of an Annuity Date for annuity income payments to begin is subject to the maximum maturity age, if any, stated in the Policy Data pages. If you choose an Annuity Date later than age 70 1/2, you must withdraw at least the required minimum distribution required by tax regulations that apply, unless you elect to satisfy these requirements through other 403(b) arrangements you may have.

         Permitted Distributions
         Distributions of Policy value will only be permitted:

    o    upon the Owner's separation of service;
    o    after the Owner's age 59 1/2;
    o    due to disability within the meaning of Code Section 72(m)(7);
    o    due to hardship, as permitted under Code Section 403(b).
         (Hardship distributions may not be made from income attributable to salary reduction contributions.)
    Distributions may be further restricted if we are notified of more restrictive Plan limits. Withdrawal charges may apply to distributions.

        Despite the distribution restrictions stated above, we will permit distributions of salary deferrals in excess of Code limits contributed to the Policy, and any allocable gain or loss, including that for the "gap period" between the end of the taxable year and distribution date, provided you notify us in writing by March 1 of the year following the taxable year of the excess deferral and certify the amount of the excess deferral.

        Distributions attributable to contributions transferred from a custodial account qualified under Code Section 403(b)(7) of from an annuity under Code
Section 403(b)(1) shall be subject to the same or, where there has been more than one transfer, more stringent distribution requirements as they were subject to prior to the transfer, unless otherwise permitted by law or regulation.

        If your employer has established an ERISA plan under Code Section 403(b), we will restrict any distributions under the Policy pursuant to Code Sections 401(a)(11) and 417.

        Trustee-to-trustee transfers to another 403(b) qualified plan are not considered a distribution and are not restricted.

        If the Owner's employer has established an ERISA plan under Code Section 403(b), any distributions under this policy will be restricted, as provided in Code Sections 401(a)(11) and 417.

        Direct Rollover Option
        A distributee under the Policy, or the distributee's surviving spouse, or the spouse of the distributee's former spouse who is an alternate payee under a qualified domestic relations order (as defined in Code Section 414(p)) (collectively, the "distributee" for purposes of this paragraph), may elect to have any portion of an eligible distribution paid directly to an eligible retirement plan specified by the distributeee as a direct rollover. (For purposes of a direct rollover, an eligible retirement plan includes 403(b) annuity policies and Code Section 457 plans.) The direct rollover option is not available to the extent that a minimum distribution is required under Code
Section 401(a)(9). The direct rollover option also does not apply to Policy distributions permitted and made on account of a hardship. We reserve the right to determine the amount of the required minimum distribution.

        If Policy annuity payments have already begun, a direct rollover option does not apply to those payments being paid: (a) in substantially equal periodic payments for a period of ten years or more; or, (b) as part of a life annuity.

        Required Minimum Distributions
        Distributions under the Policy made on or after January 1, 2002 will be subject to Required Minimum Distribution requirements of Code Section 401(a)(9) pursuant to guidelines thereunder proposed by the Internal Revenue Service ("IRS") in january 2001 until the end of the calendar year preceding the effective date of final regulations adopted thereunder or such other date specified in guidance published by the IRS.

        Required Minimum Distribution payments for this Policy must be computed for the calendar year you turn age 70 1/2 and for each year thereafter. The Required Minimum Distribution payments you compute must start no later than April 1 of the calendar year after you turn age 70 1/2, except as otherwise noted below, and except that if your employer is a church or government organization, the start date is the later of this date or April 1 of the calendar year after you retire.

        Payments of your annual Required Minimum Distribution calculated for this Policy may be made from this Policy or from another 403(b) arrangement that you maintain, if permitted by Internal Revenue Service rules. These payments may be made under any method permitted for 403(b) Plans and acceptable to us; several of your Policy's annuity income options fulfill the Code requirements.

        If you die after Required Minimum Distribution payments have begun, the remaining amount of your Policy value must continue to be paid at least as quickly as under the calculation and payment method being used before your death.

        If you die before Required Minimum Distribution payments begin, payment of your Policy value must be completed no later than December 31 of the calendar year in which the fifth anniversary of your death occurs, except to the extent that a choice is made to receive death benefit payments under (a) and (b) below:

       (a) If payments are to be made to a beneficiary, then the Policy value may be paid over the life or life expectancy of the named beneficiary. Such payments must begin on or before December 31 of the calendar year which follows the year of your death.

       (b) If the named beneficiary is your spouse, the date that payments must begin under (a) above will not be before (i) December 31 of the calendar year which follows the year of your death or, if later, (ii) December 31 of the calendar year in which you would have reached age 70 1/2.

[ ]      OPTIONAL TSA MINIMUM INITIAL PREMIUM RIDER

         This Rider, available only at Policy issue, reduces the Policy's initial minimum premium requirement below $25,000 to as low as requiring an annualized first year premium of at least $600 with a minimum modal premium of $50. This Rider also allows the Annual Policy Fee to be waived in those Policy years when total annual net premium (premium minus withdrawals) is $2,000 or greater. There is a charge for this Rider which is described in this prospectus' FEES and FEE TABLES sections; this charge and the Annual Policy Fee are waived for the remaining life of the Policy when Policy value is at least $50,000 on a Policy year anniversary.

[ ]      OPTIONAL 403(b) HARDSHIP WAIVER RIDER

         This Rider, available only at Policy issue, waives Withdrawal Charges for any withdrawal of Policy value made while the Owner/Annuitant is suffering from a hardship as defined under applicable law. There is a charge for this Rider which is described in this prospectus' FEES and FEE TABLES sections.

[ ]      OPTIONAL TSA NO WITHDRAWAL CHARGE RIDERS

         These Riders, available only at Policy issue, allow the Policy to be issued without any withdrawal charges applicable to withdrawals of Policy value. The charge for this feature varies depending upon the amount of your initial premium, and is described in this prospectus' FEES and FEE TABLES sections, and which continues for the life of your Policy.

[ ]     CONVERSION OF A 403(b) POLICY TO A NON-403(b) QUALIFIED POLICY

         The Internal Revenue Code only permits you to maintain a 403(b) Policy while you are covered under a 403(b) Plan. Upon no longer being covered under a 403(b) plan, you may "roll over" some or all of your 403(b) Policy assets into another tax-qualified annuity policy, including an Individual Retirement Annuity policy. Should you need to exercise such a roll over, you may elect to convert your existing 403(b) Policy with us into an IRA Policy. Because certain distributions are permitted under Code Section 403(b) that are not permitted for IRAs. Any conversion may result in a loss of certain benefits (such as 403(b) permitted hardship withdrawals). Upon such a conversion, your 403(b) Tax Sheltered Annuity Endorsement (and related charges) will be replaced with an Individual Retirement Annuity Endorsement (and any related charges) to assure continued compliance of your Policy with applicable tax law. You will receive full disclosure about the effect of any such conversion prior to making your election.

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         This Supplement should be retained with your current prospectus for your Overture Medley! variable annuity Policy issued by Ameritas Variable Life Insurance Company.

           If you do not have a current prospectus, please contact us at 1-800-745-1112, or you may view or download a prospectus from our website - http://variable.ameritas.com.

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